HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-3574 - PremierSolutions Standard
333-72042	HV-5776 - PremierSolutions Cornerstone
333-72042	HV-6775 - PremierSolutions Cornerstone (Series II)
333-72042	HV-6779 - PremierSolutions Standard (Series A-II)

333-151805	HV-6776 - Premier InnovationsSM
333-151805	HV-6777 - Hartford 403(b) Cornerstone Innovations
333-151805	HV-6778 - Premier InnovationsSM (Series II)

Supplement dated November 17, 2016 to your Prospectus

FUND NAME CHANGE

PIMCO Total Return Fund III – Class Admin

Effective January 6, 2017, PIMCO Total Return Fund III – Class Admin will change its name to PIMCO Total Return ESG Fund – Class Admin.

As a result of the change, all references to the PIMCO Total Return Fund III in your Prospectus are deleted and replaced with PIMCO Total Return ESG Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.